Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Daegis Inc. (the “Registrant”) on Form 10-Q for the quarter ended October 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Susan K. Conner, Chief Financial Officer of the Registrant, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: December 12, 2014	/s/ SUSAN K. CONNER
Susan K. Conner
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Daegis Inc. and will be retained by Daegis Inc. and furnished to the Securities and Exchange Commission or its staff upon request.